EXHIBIT 10.10

                         ADJUSTABLE RATE PROMISSORY NOTE
                                    {INDIANA}

$440,000,00                                            DATE: July 18, 2006
                                                       MATURES:   August 1, 2021

FOR VALUE RECEIVED, Grem USA Corporation, as maker, whose address is 315 E Wallace St. Ft Wayne, IN 468013 (the "Borrower"), hereby unconditionally, jointly and severally (if more than one), promises to pay to the order of InterBay Funding, LLC, a Delaware Limited Liability Company as payee, having an address at 1301 Virginia Dr, Ste 403, Ft. Washington, PA 19034 (the "Lender"), or at such other place as the holder hereof .may from time to time designate in writing, the principal sum of Four Hundred Forty Thousand and No/100 Dollars ($440,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note ("Note") at the Applicable Interest Rate (defined below) in accordance with the terms of this Note.

1. ADJUSTABLE INTEREST. Interest on the unpaid principal balance due hereunder shall accrue at an initial interest rate equal to Nine And Three Quarters Percent (9,75%) per annum (the "Applicable Interest Rate"). Thereafter the Applicable Interest Rate will be adjusted as follows: on a date which is six (6) months from the first day of the first calendar month preceding the initial Payment Date (defined below), and thereafter on a date six (6) months from the previous change date (each, a "Change Date"), the Applicable Interest Rate will adjust to reflect the then current "Prime Raw" plus Four And One Half Percent (4.5%). The Applicable Interest Rate will not be increased or decreased on any single Change Date by more than one percent (1%). During the term of this Note, the Applicable Interest Rate shall not be lower than the Applicable Interest Rate on the date hereof and shall, provided no Event of Default (defined below) has occurred (in such an event the "Default Rate", as hereinafter defined, will apply), not exceed the Applicable Interest Rate on the date hereof plus seven percent (7%). For purposes hereof, the "Prime Rate" shall mean, at any time, the rate of interest quoted in the Wall Street Journal, Money Rates Section as the "Prime Rate" (currently defined as the base rate on corporate loans posted by at least 75% of the nation's thirty largest banks). In the event that the Wall Street Journal quotes more than one rate, or a range of rates as the Prime Rate, then the Prime Rate shall mean the average of the quoted rates. In the event that the Wall Street Journal ceases to publish the Prime Rate, then die Prime Rate shall be the average Prime Rate of the three largest U.S. money center commercial banks, as determined by Lender. Interest shall be computed on the actual number of days elapsed and an assumed year of 360 days.

2. PAYMENT TERMS. Borrower agrees to pay sums due under this Note in payments of principal and interest. The initial monthly payment shall be in the amount of Four Thousand Six Hundred Ninety-Nine Dollars And Fifty-Seven Cents ($4,699.57). However, monthly payment amounts may change if there is a change in the Applicable Interest Rate, At the time of a change of the Applicable Interest Rate the new monthly payment shall be calculated based upon the principal balance of this Note on the applicable Change Date through the remaining term of the original fifteen (15) year amortization schedule, and the Applicable Interest Rate then in effect. The first installment of principal and interest shall be due on September 1, 2006, and additional payments shall be due on the 1st day of each calendar month thereafter (each, a "Payment Date"). The entire principal balance and all accrued and unpaid interest thereon shall be due and payable on August 1, 2021 (the "Maturity Date"). Each installment payment shall be applied as follows: (i) first, to the payment of late charges and interest computed at the Default Rate (defined below), if applicable, (ii) second, to the payment of interest at the Applicable Interest Rate; and (m) third, the balance toward the reduction of the principal balance,

3. SECURITY. This Note is secured by the certain Mortgage and Security Agreement, Deed of Trust and Security Agreement, or Deed TO Secure Debt and Security Agreement, Assignment of Leases and Rents, and Security Agreement and Fixture Filing (the "Security Instrument") of even date herewith given by Borrower to Lender encumbering certain premises Located in Allen County, Parish or Judicial District of the Commonwealth or State of INDIANA, (the "Real Property") and the Other Security Documents (as defined in the Security Instrument) encumbering other property ("Other Property"), as more particularly described therein (the Real Property and the Other Property are hereinafter collectively referred to as the "Property").

4.   DEFAULT AND ACCELERATION. If any payment required in this Note is not paid
     (a) prior to the fifth (5th) day after a Payment Date, (b) on the Maturity Date or (c) on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security instrument or any of the Other Security Documents (collectively, an "Event of Default"), and Lender declares an Event of Default, then, at the option of Lender (i) the whole of the principal sum of this Note; (ii) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the Other Security Documents; (iii) all other monies agreed or provided to be paid by Borrower in this Note, the, Security Instrument or the Other Security Documents; (iv) all sums advanced pursuant to the Security Instrument to protect and preserve the Property and any lien and security interest created thereby; (v) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any pan thereof, or the acquisition or perfection of the security thereof, whether made or incurred at the request of Borrower or Lender, (vi) the Prepayment Consideration (defined below), if any; and (vii) any and all additional advances made by Lender to complete Improvements (as defined in the Security Instrument) or to preserve or protect the Property, of for taxes, assessments or insurance premiums, or for the performance of any of Borrower's obligations hereunder or under the Security Instrument and the Other Security Documents (all the sums referred to in (i) through (vii) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable.

5. DEFAULT INTEREST. Borrower agrees that upon the occurrence (and Leader's declaration) of the Event of Default. Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at & per annum rate equal to the lesser of (i) ten percent (10%) plus the Applicable Interest Rate, or (ii) the maximum interest rate which Borrower may by law pay (the "Default Rate"), and shall be due and payable ON DEMAND. The Default Rate shall be computed from the occurrence of the Event of Default. Interest calculated at the Default Rate shall be deemed secured by the Security Instrument and the Other Security Documents. Any judgment obtained by Lender against Borrower as to any amounts due under this Note shall also boar interest at the Default Rate, This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

6. LATE CHARGE. If any monthly installment payable under this Note is not paid prior to the fifth (5th) day after the applicable Payment Date, Borrower shall pay to Lender upon demand an amount equal to the lesser of
     (a) five percent (5%) of such unpaid sum or (b) the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment; and this amount shall be secured by the Security Instrument and the Other Security Documents, This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

7.   PREPAYMENT.
     a. LOCKOUT PERIOD: Borrower shall not be permitted to make any full or partial prepayment of the principal balance of this Note (a "Prepayment") prior to that date that twenty-four (24) months after the date of this Note (the "Lockout Period"). If, for any reason, a Prepayment is mad* daring the Lockout Period (a "Lockout Prepayment"), Borrower shall simultaneously therewith, be obligated to pay: (i) the aggregate amount of interest which would have accrued on the unpaid principal balance of this Note from the date of such Lockout Prepayment through the expiration date of the Lockout Period (the "Lockout Fee"), plus (ii) all amounts specified in Section (b) below).

     b. PREPAYMENT PERIOD. At any rime during the Prepayment Period (as defined below), the principal balance of this Note may be prepaid in whole, but not in part, pursuant to the terms contained in this
          Section 7, If Borrower makes any Prepayment within the first Five years after the date of this Note (the "Prepayment Period"), the Borrower shall be obligated to pay to Lender the following amounts:

          (i) an amount equal to Five percent (5%) of the then outstanding unpaid principal balance of this Note (the "Prepayment
          Consideration"); and

          (ii) all accrued interest on the outstanding principal balance to and including date on which the Prepayment is made; and

          (iii) all other sums due under this Note, the Security Instrument and all Other Security Documents.

     c. PREPAYMENTS WITHOUT CONSIDERATION: No Prepayment Consideration or Lockout Fee (if any) shall be due or payable with respect to any full or partial Prepayment made by Borrower after the expiration of the Prepayment Period.

     d. NOTICE OF PREPAYMENT: Prior to making any Prepayment. Borrower must provide Lender with not less than sixty (60) days advance written notice of Borrower's intent to make such Prepayment. Such notice must specify: (i) the date on which Prepayment is to be made, and (ii) the principal amount of inch Prepayment. Lender shall not be obligated to accept any Prepayment unless it is accompanied by all other amounts due in connection therewith.

     e. PERMITTED PREPAYMENT DATE: Borrower may only make a Prepayment on a regularly scheduled Payment Date (as defined in Section 2 of this Note). Lender shall not be required to accept any Prepayment made on a dace other than a regularly scheduled Payment Date, If Borrower submits a. Prepayment on any date other than a regularly scheduled Payment Date, the Borrower shall be required to pay all interest that would have accrued through the next scheduled Payment Date.

     f. INSURANCE/CONDEMNATION PREPAYMENTS: Notwithstanding anything to the contrary contained herein, and provided no Event of Default exists, no Prepayment Consideration shall be due in connection with any Prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to the terms of the Security Instrument or changes in tax and debt credit pursuant to the terms of the Security Instrument.

          For purposes of this Section 7, the terms "Lockout Prepayment" and "Prepayment" shall include, without limitation, any prepayment of principal that occurs as a result of any Event of Default in any of the Loan Documents or an acceleration of the Maturity Date under any circumstances, any prepayment of principal occurring in connection with foreclosure proceedings or exercise of any applicable power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of any applicable power of sale, deed in lieu of foreclosure or otherwise, and any other voluntary or involuntary prepayment of principal made by Borrower.

8. LOAN CHARGES. Borrower agrees to an effective rate of interest that is the rate stated in this Note, plus any additional rate of interest resulting from any other sums, amounts, and charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit or value received or to be received by the holder of this Note, in connection with this Note-. Without limiting the foregoing, this Note, the Security Instrument and the Other Security Documents arc subject to the express condition that at no lime shall Borrower be obligated or required to pay interest on the principal balance due hereunder w a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Security Instrument and the Other Security Documents, Borrower at any time required or obligated to pay interest on the principal balance due hereunder at a rate i>> excess of such maximum rate, the Applicable Interest Rate or the

     Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. and any excess remaining shall be refunded to Borrower. All sums paid or agreed to be paid to Leader for the use, forbearance, or detention of the Debt, shall, to the maximum extent permitted by applicable law. be amortized, prorated, allocated, and spread throughout the full stated period until payment in full of the principal (including the period of any renewal or extension hereof) so that the rate or amount of interest on account of tbe Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as, the Debt is outstanding. In determining whether or not the interest paid or payable hereunder exceeds the maximum lawful rate, the Lender may utilize any law, rule or regulation ID effect from time to time until available to the Lender.

9. WAIVERS. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive, to the extent allowed by law, (a) presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except for notices expressly provided for in the<< Note, the Security Instrument or the Other Security Documents and (b) any defense of the statute of limitations u>> any action hereunder or for the collection of the Debt. No release of any Security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment 01 waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender of any other person or party shall release, modify, amend, waive, extend, change discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Now, the Security Instrument or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower, or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the Other Security Documents. If Borrower is a partnership, corporation or limited liability company, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the Borrower, and the term "Borrower," as used herein, shall include any alternate or successor entity, but any predecessor entity, and its partners or members, as the case may be, shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a, consent to, or a waiver of. any prohibition or restriction on transfers of interests in Borrower which may be set forth in the Security Instrument or any Other Security Document).

10. AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the Other Security Documents and that this Note, The Security Instrument and the Other Security Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with Their respective terms.

11. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in accordance with the laws of the State in which the Real Property is located, without regard to principles of conflicts of law.

12. NOTICES. All notices required or permitted hereunder shall be given as provided in the Security Instrument

13. INCORPORATION BY REFERENCE. All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note IO the same extent and with the same force as if they were fully set forth herein. In the event of any conflict in terms, the terms of the Note, Security Instrument and Other Security Documents (in that order) shall control.

14.  MISCELLANEOUS.
     a. To the extent permitted by law, wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether with respect to retained firms, the reimbursement for the expenses of in-house staff, or otherwise. To the extent permitted by law, Borrower shall pay to Lender on demand any and all expenses, including legal expenses and reasonable attorneys fees (at alt levels including appeals), incurred or paid by Lender in enforcing this Note, whether or not any legal proceeding is commenced hereunder, together with interest thereon at the Default Rate from the date paid OT incurred by Lender until such expenses are paid by Borrower.

     b. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure, to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment waiver, extension, change, discharge or termination is sought.

     c. If Borrower consists of mate than one person or party, the obligations and liabilities of each person or party shall be joint and several.

     d. Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators,

     e. The headings of this Note sure for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

     f.   Time is of the essence hereunder,

     g. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.


15. DOCUMENTARY STAMPS. Al! documentary stamps or taxes required to be affixed hereto have been paid in connection with this Note at the time of recordation of the Security Instrument

16. FINAL AGREEMENT. This Note, the Security Instrument and the Other Security Documents, represent the final agreement between the parties and may not be- contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parries. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, we merged into this Note, the Security Instrument and the Other Security Documents.

17. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM. WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE. THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE. THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY PARTY OR ANY OF THEIR RESPECTIVE OFFICERS. EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH. THIS WAIVER OP THE RIGHT TO TRIAL BY JURY IS A MATERIAL INDUCEMENT TO THE LENDER FOR THE LENDER TO MAKE THE LOAN.

     READ ALL CREDIT AGREEMENTS BEFORE SIGNING. THE TERMS OF ALL CREDIT AGREEMENTS SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED OR SPECIFICALLY INCORPORATED BY WRITING IN THIS WRITTEN CREDIT AGREEMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS NOTE ONLY BY OTHER WRITTEN CREDIT AGREEMENTS

 IN WITNESS WHEREOF< borrower has duly executed this Note as of the day and date first above written.





Signed, sealed and delivered                    Borrower:
in the presence of:                             Grem USA Corporation

                                                BY: /s/ EDWARD MIERS
                                                    -----------------

                                               Name:   Edward Miers
 Print Name.                                   Title:  President



Print Name.
[CORPORATE SEAL]